Warrants	9 Months Ended
Sep. 30, 2025
Warrants [Abstract]
Warrants

Note 8 — Warrants

The Company has four groups of warrants that total 233,822 which is made up of: 126,500 Public Warrants, 97,966 Private Placement Warrants, 7,590 Representative’s Warrants, and 1,766 HCW Warrants, as adjusted for the Reverse Stock Split.

Northview Warrants

As part of the IPO, Northview issued the Public Warrants to third-party investors, where each whole warrant entitled the holder to purchase one share of the Company’s Common Stock at an exercise price of $862.50 per share. Simultaneously with the closing of the IPO, Northview completed the private sale of 97,966 Private Placement warrants where each warrant allows the holder to purchase one share of the Company’s Common Stock at $862.50 per share.  Additionally, Northview granted underwriters 7,590 warrants exercisable at $862.50 per share (or an aggregate exercise price of $6,546,375) at the closing of the IPO, as adjusted for the Reverse Stock Split.

The Public Warrants became exercisable 30 days after the consummation of the Business Combination

The Private Placement Warrants and Representative’s Warrants are non-redeemable in certain circumstances so long as they are held by the initial purchasers or their permitted transferees. The Private Placement and Representative’s Warrants may also be exercised by the initial purchasers or their permitted transferees for cash or on a cashless basis, but are otherwise similar to the Public Warrants underlying the Units sold in the IPO, as the Private Placement Warrants and Representative Share Warrants, along with the Common Stock issuable upon the exercise of the Private Placement Warrants and Representative Share Warrants also became transferable, assignable, or saleable 30 days after the completion of the Business Combination, which was during this period ended September 30, 2025.

The Public Warrants were initially classified as a derivative liability instrument. Upon the closing of the Business Combination, the Public Warrants in accordance with the guidance contained in ASC 815 are no longer precluded from equity classification as they meet the “own equity” scope exception in ASC 815-10-15-74(a), allowing these financial instruments to be classified as equity with no subsequent remeasurement. The Public Warrants are indexed to the Company’s Common Stock as they meet both steps in the criteria under ASC 815-40-15-7, as they are not contingently exercisable and they are now considered indexed to equity, as the contingent settlement provisions are no longer applicable subsequent to the Close. The Public Warrants strike price and the number of shares used to calculate the settlement amount are fixed, so the instrument can be considered indexed to an entity’s own stock (as the only variables that could affect the settlement amount would be inputs to the fair value of a fixed-for-fixed forward or option on equity shares).

The Private Warrants and Representative Warrants are not considered indexed to an entity’s own stock, and fails Step 2 of ASC 815-40-15-7. As such, the Company continues to recognize the Private Placement Warrants and Representative Share Warrants as liabilities at fair value as of the Closing Date, with an offsetting entry to additional paid-in capital and adjusts the carrying value of the instruments to fair value through other income (expense) on the condensed consolidated statement of operations at each reporting period until they are exercised. (See Note 4).

HCW Warrants

HCW acted as Profusa’s financial advisor in connection with the Business Combination and received a transaction fee in connection therewith of $1,000,000, payable in cash and 1,766 warrants to acquire an aggregate of 1,766 shares of New Profusa Common Stock at an exercise price of $0.75 per share, as adjusted for the Reverse Stock Split. The Company accounts for the HCW warrants in accordance with the guidance contained in ASC 815. Such guidance provides that the HCW warrants are not precluded from equity classification. Equity-classified contracts are initially measured at fair value. Subsequent changes in fair value are not recognized as long as the contracts continue to be classified in equity. The Company determined the initial fair value using a Black Scholes pricing model. The initial fair value was $0.3 million.

ELOC

On July 28, 2025, the Company entered into the ELOC Purchase Agreement and the ELOC Registration Rights Agreement with Ascent. Upon the terms and subject to the satisfaction of the conditions contained in the ELOC Purchase Agreement, from and after the Effective Date, the Company will have the right, in its sole discretion, to sell to Ascent up to $100,000,000 of shares of its Common Stock, subject to certain limitations set forth in the ELOC Purchase Agreement, from time to time during the term of the ELOC Purchase Agreement. Sales of Common Stock by the Company to Ascent under the ELOC Purchase Agreement, and the timing of any such sales, are solely at the Company’s option, and the Company is under no obligation to sell any securities to Ascent under the ELOC Purchase Agreement. As of September 30, 2025, approximately $3.5 million in shares of its Common Stock was sold pursuant to the ELOC Purchase Agreement.

Under the ELOC Purchase Agreement, the Company has the right, but not the obligation, from time to time at its sole discretion for a period of up to 36 months, unless the ELOC Purchase Agreement is earlier terminated, to direct Ascent to purchase up to a specified maximum amount of shares of Common Stock in one or more purchases as set forth in the ELOC Purchase Agreement, by delivering a written notice, if any, to Ascent in accordance with the ELOC Purchase Agreement on any trading day we select.

As consideration for Ascent’s commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the ELOC Purchase Agreement, upon our execution of the term sheet relating to the ELOC Purchase Agreement, the Company issued Ascent warrants (the “Commitment Warrants”) to purchase up to 12,000 shares of Company Common Stock (the “Commitment Warrant Shares”). The Commitment Warrants have an exercise price of $0.75 per share and can be cashless exercised. The warrants were equity classified prior to their exercise due to the terms of the warrant which was indexed to the Company’s own stock, settlement was in shares only, and the terms met the fixed-for-fixed condition (fixed number of shares for fixed price). These warrants were recorded at their fair value on grant date which was $0.9 million and were expensed to financing fees in accordance with US GAAP accounting for standby equity purchase agreements (“SEPA”).

Issuance fees such as warrant costs associated to a SEPA or ELOC are expensed upfront, as this arrangement is not considered indexed to the Company’s stock under step 2 in ASC 815-40-15-7 and therefore is liability classified. The associated equity classified warrants were not remeasured after initial issuance, and as of September 30, 2025, these warrants were exercised and all 12,000 shares of Common Stock were issued, as adjusted for the Reverse Stock Split.

When the Company draws on the ELOC and issues shares, it recognizes the proceeds in equity. The amount recorded is based on the fair value of the shares issued or the cash received, whichever is more reliably measurable.  The Company records the actual cash received for each draw, as this is clearly measurable and traceable.